UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 20, 1998


                           DIAMOND HOME SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware             0-20829            36-3886872
               (State or other     (Commission File    (I.R.S. Employer
               jurisdiction of         Number)          Identification
               incorporation)                               Number)

                                222 Church Street
                               Woodstock, IL 60098
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (815) 334-1414

                                      None
             (Former name or address, if changed since last report)

On April 30, 1998, Diamond Home Services, Inc. (the "Registrant") filed a current report on Form 8-K (the "Current Report") pertaining to the acquisition by its wholly-owned subsidiary Diamond Acquisition Corp. on April 20, 1998 of all the issued and outstanding voting stock of Reeves Southeastern Corporation ("Reeves"). At the time of the filing of the Current Report, it was impractical for the Registrant to provide financial statements for Reeves and pro forma financial information for the Registrant. Pursuant to the instructions for Item 7 of Form 8-K, the Registrant hereby amends Item 7 of the Current Report to include previously omitted financial information, as follows:

Item 7.  Financial statements, pro forma financial information and exhibits.

a)  Financial statements

 1) Financial statements of Reeves Southeastern Corporation at October 31, 1997 and 1996 and for the three fiscal years ended October 31, 1997.

 2) Unaudited financial statements of Reeves Southeastern Corporation at January 31, 1998 and for the three month fiscal periods ended January 31, 1998 and 1997.

b)  Pro forma financial information

 1) Unaudited pro forma financial information for the Registrant at December 31, 1997 and for the year ended December 31, 1997.

c)  Exhibits

 2.1) Stock Purchase Agreement, dated March 5, 1998, among Diamond Home Services, Inc., Diamond Acquisition Corp., Reeves Southeastern Corporation, and the shareholders of Reeves Southeastern Corporation.(1)

 10.1) Credit Agreement, dated April 20, 1998, between Registrant and Harris Trust and Savings Bank, as agent.(1)

 23.1)    Consent of Coopers & Lybrand L.L.P.

 99.1)    Press release dated April 20, 1998.(2)

 99.2) (i) Financial statements of Reeves Southeastern Corporation at October 31, 1997 and 1996 and for the three fiscal years ended October 31, 1997.

          (ii) Unaudited financial statements of Reeves Southeastern Corporation at January 31, 1998 and for the three month fiscal periods ended January 31, 1998 and 1997.

99.3) Unaudited pro forma financial information for the Registrant at December 31, 1997 and for the year ended December 31, 1997.

(1)  Previously filed on Form 8-K on April 30, 1998
(2)  Previously filed on Form 8-K on April 24, 1998


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


               Diamond Home Services, Inc.
               (Registrant)

Date:  May 13, 1998           \s\  Richard G. Reece
                              Vice President and Chief Financial Officer
                             (For the Registrant and as
                             Principal Accounting Officer)